EXHIBIT 24.1
                                                                    ------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Precise Software Solutions Ltd., an Israeli corporation (the "Corporation"), hereby constitute and appoint Shimon Alon and J. Benjamin H. Nye, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) (the "Registration Statement") relating to the proposed issuance of Ordinary Shares, par value NIS 0.03 per share, of the Corporation and other securities pursuant to the exercise of stock options granted under the Precise Software Solutions Ltd. Amended and Restated 1998 Share Option and Incentive Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                Title                         Date
---------                                -----                         ----

/s/ Shimon Alon               Chief Executive Officer              July 29, 2002
------------------------      and Director
Shimon Alon                   (Principal Executive Officer)


/s/ J. Benjamin H. Nye        Chief Financial Officer and          July 29, 2002
------------------------      Chief Operating Officer
J. Benjamin H. Nye            (Principal Financial Officer)


/s/ Richard L. Forcier        Chief Accounting Officer             July 29, 2002
------------------------      (Principal Accounting Officer)
Richard L. Forcier


/s/ Ron Zuckerman             Chairman of the Board                July 29, 2002
------------------------      of Directors
Ron Zuckerman


/s/ Robert J. Dolan           Director                             July 29, 2002
------------------------
Robert J. Dolan


/s/ Michael J. Miracle        Director                             July 29, 2002
------------------------
Michael J. Miracle


/s/ Mary A. Palermo           Director                             July 29, 2002
------------------------
Mary A. Palermo


/s/ Anton Simunovic           Director                             July 29, 2002
------------------------
Anton Simunovic


/s/ Gary L. Fuhrman           Director                             July 29, 2002
------------------------
Gary L. Fuhrman